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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 August 16, 2007
                Date of Report (Date of earliest event reported)


                            QUAKER FABRIC CORPORATION
             (Exact name of registrant as specified in its charter)



        Delaware                       1-7023                     04-1933106
(State of incorporation)      (Commission File Number)        (I.R.S. Employer
                                                             Identification No.)

941 Grinnell Street, Fall River, Massachusetts                       02721
   (Address of principal executive offices)                        (Zip Code)


      Registrant's telephone number, including area code    (508) 678-1951



         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.03  Bankruptcy or Receivership

On August 17, 2007, Quaker Fabric Corporation announced that it and its wholly owned subsidiary, Quaker Fabric Corporation of Fall River (together, the "Debtors"), had filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Delaware (Case No. 07-11146). The Debtors' affiliates outside the United States were not included in the Chapter 11 filing. The Debtors remain in possession of their assets and properties as "debtors-in-possession" pursuant to sections 1107(a) and 1108 of the Bankruptcy Code, and during the Chapter 11 process, the Debtors will continue the liquidation process they began in July. On August 16, 2007, the Debtors reached an agreement for up to $1,650,000 in new debtor-in-possession (DIP) financing. Upon Court approval, this DIP financing will provide sufficient funding during the Chapter 11 process. A copy of the press release is filed as an exhibit to the Report on Form 8-K and is incorporated here by reference.

Item 9.01 Financial Statements and Exhibits

(c)  Exhibits

99.1     Registrant's Press Release dated August 17, 2007

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                               QUAKER FABRIC CORPORATION
                                     (Registrant)



Date: August 17, 2007             /s/   Paul J. Kelly
                                  -----------------------------------------
                                                 Paul J. Kelly
                                    Vice President - Finance and Treasurer



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                                                                   EXHIBIT INDEX


99.1     Registrant's Press Release dated August 17, 2007